                                                  Exhibit 10.6


                       1997 Incentive Program Measurables

AEROCONTROLEX

                  1997 Income  =   $13,693     =       1.304
                  -----------      -------
               1997 Objective  =   $10,500

                     1997 ROI  =   163.73%     =       1.408
                     --------      -------
               1997 Objective  =   116.25%

     Group Performance Factor  =   .667 x INC  +  .333 x ROI
                               =   1.339

ADEL WIGGINS

                  1997 Income  =   $10,721     =       1.105
                  -----------      -------
               1997 Objective  =   $9,700

                     1997 ROI  =   114.87%     =       1.457
                     --------      -------
               1997 Objective  =   78.85%

     Group Performance Factor  =   .667 x INC  +  .333 x ROI
                               =   1.222

CORPORATE

                  1997 Income  =   $23,713     =       1.226
                  -----------      -------
               1997 Objective  =   $19,338

                     1997 ROI  =   135.15%     =       1.402
                     --------      -------
               1997 Objective  =   96.42%

     Group Performance Factor  =   .667 x INC  +  .333 x ROI
                               =   1.285

                1997 Senior Staff Incentive Award Recommendations

                       `97 Base   Incentive   Target Award   Corporate   Group     Indiv.     Incentive     `97 Total
Name                    Salary     Target                      Factor    Factor    Factor       Award         Comp.
=====================================================================================================================
Saugstad, V.*           $80,000      15%         $12,000        1.50      1.22      0.95        $7,000        $87,000
Skulina, J.             $78,500      15%         $11,775        1.35      1.34      1.10       $23,500       $102,000

DiFranco, R.            $71,660      15%         $10,750        1.35      1.34      1.10       $21,400        $93,060
Henderson, R.          $109,000      20%         $21,800        1.50      1.22      1.15       $45,900       $154,900
Laubenthal, R.          $90,000      20%         $18,000        1.35      1.34      1.15       $37,500       $127,500
Smith, M.*              $80,000      10%          $8,000         -          -         -         $4,000        $84,000
Tomerlin, R.*           $85,000      10%          $8,500         -          -         -         $5,000        $90,000

Iversen, B.             $80,000      20%         $16,000        1.50      1.22      0.95       $27,800       $107,800
Rodriguez, A.           $90,000      20%         $18,000        1.35      1.34      1.15       $37,500       $127,500

Burger, C.              $60,780      15%          $9,117        1.35      1.01      1.05       $13,100        $73,880
Gambino, V.*            $48,000      10%          $4,800         -          -         -         $3,600        $51,600
Hussell, S.             $53,688      15%          $8,053        1.35      1.08      1.05       $12,400        $66,088
Kleinberger, R.         $72,700      15%         $10,905        1.50      1.33      0.50       $10,900        $83,600
Long, D.*               $53,796      10%          $5,380         -          -         -         $2,700        $56,496
Riley, J.               $58,000      15%          $8,700        1.35      1.45      1.05       $17,900        $75,900
Stinson, D.             $73,800      15%         $11,070        1.50      0.967     1.05       $16,900        $90,700

Total                $1,184,924                 $182,850                                      $287,100     $1,472,024

* Part year in position or discretionary modification of awards.


                      1997 - Field Sales Commission Program

                `97 Base     Target    Corp.    Group   Individual     Comm.       `97 Total
Name             Salary      Award    Factor   Factor     Factor       Award     Compensation
=============================================================================================
Dratwa, D.       $67,000     $10,050   1.35     1.66      1.00        $22,500       $89,500

Flynn, B.        $66,600      $9,990   1.35     1.015     1.00        $13,700       $80,300

Norwood, J.      $66,200      $9,930   1.35     1.393     0.70        $13,100       $79,300

Piwetz, W.       $67,600     $10,140   1.35     1.10      0.80        $12,000       $79,600

Total           $267,400     $40,110                                  $61,300      $328,700

                  Corporate Staff Compensation Recommendations

INCENTIVE COMPENSATION RECOMMENDATIONS:


            Name             Base Salary        Award
            ----             -----------        -----
W. Nicholas Howley             $175,000       $125,000
John D. Peterson, Sr.          $168,000        $80,000
Peter B. Radekevich            $108,000        $40,000


BASE SALARY PROGRAM RECOMMENDATIONS:


            Name              New Base         Percent           Date
            ----              --------         -------           ----
W. Nicholas Howley            $185,000           5.7%           1/1/98
John D. Peterson, Sr.         $175,000           4.2%           1/1/98
Peter B. Radekevich           $113,000           4.6%           1/1/98
Eileen M. Fallon               $50,000          11.1%           1/1/98

                   1998 TransDigm Incentive Program - Summary

o     Annual program based on business plan parameters

o Target awards are a percentage of base salary and vary depending on position and responsibilities

o     Target awards are multiplied by a three factor formula

            Actual Incentive Award  =      Target Award
                                    x      Corporate Performance Factor
                                    x      Group Performance Factor
                                    x      Individual Performance Factor

o Corporate Performance Factor is set at the discretion of the Board of Directors, based on the performance of TransDigm.

o     Group Performance Factor is defined by the following measurables:

                   Earnings Factor  =      Actual Earnings/Plan
                 Investment Factor  =      Actual ROI/Plan
                   Bookings Factor  =      Actual Bookings/Plan

      The 1998 Program is based on the following earnings and investment factors:

                          Earnings  =      Group Operating Income

                             Group         Business Plan Earnings
                             -----         ----------------------
                       AdelWiggins  =         $14.261 Million
                     AeroControlex  =         $18.840 Million
                          Marathon  =         $6.005 Million
                         TransDigm  =         $36.369 Million

                               ROI  =      Earnings/Average Group Investment

                             Group         Business Plan ROI
                             -----         -----------------
                      Adel Wiggins  =            137.6%
                     AeroControlex  =            159.3%
                          Marathon  =             45.9%
                         TransDigm  =            110.9%

    For Corporate and Group Staff:

    Group Performance Factor        =      .67 x Earnings Factor +
                                           .33 x Investment Factor

    For Product Managers and Sales Specialists:

    Group Performance Factor        =      Bookings Factor

o Individual Performance Factor is set at the discretion of the Office of the Chairman

                          Senior Staff Base Salary and

                        Incentive Program Recommendations

                               Fiscal Year - 1998

                                  `97 Existing   Percent               Incent.      Incent.   98 Target
Name                Position         Base        Increase   New Base      %         Target      Comp.
========================================================================================================
Baker, R          Manufacturing   $   92,700       3.6%   $   96,000     20%     $   19,200   $  115,200
Burger, C         Product Line    $   60,780       8.5%   $   66,000     15%     $    9,900   $   75,900
Beemer, R         Product Line    $   70,000        --    $   70,000     15%     $   10,500   $   80,500
DiFranco, R       Manufacturing   $   71,660       2.7%   $   73,500     15%     $   11,000   $   84,500
Dratwa, D         Sales           $   67,000       3.0%   $   69,000     15%     $   10,350   $   79,350
Flynn, B          Sales           $   66,600       3.6%   $   69,000     15%     $   10,350   $   79,350
Gambino, V        Sales           $   48,000       4.2%   $   50,000     10%     $    5,000   $   55,000
Gentry, J         Controller      $   53,000        --    $   53,000     15%     $    8,000   $   61,000
Henderson, R      Manufacturing   $  109,000       5.5%   $  115,000     20%     $   23,000   $  138,000
Howell, L         Sales           $   90,500       3.8%   $   94,000     20%     $   18,800   $  112,800
Hussell, S        Sales           $   53,688       6.2%   $   57,000     15%     $    8,550   $   65,550
Iverson, B        Marketing       $   80,000      10.0%   $   88,000     20%     $   17,600   $  105,600
Laubenthal, R     Manufacturing   $   90,000       5.5%   $   95,000     20%     $   19,000   $  114,000
Lemire, P         Sales           $   34,000       5.8%   $   36,000     10%     $    3,600   $   39,600
Long, D           Sales           $   53,796       3.7%   $   55,800     10%     $    5,580   $   61,380
McLatcher, D      Sales           $   86,462       2.9%   $   89,000     10%     $    8,900   $   97,900
Riley, J          Product Line    $   58,000       6.9%   $   62,000     15%     $    9,300   $   71,300
Rodriguez, A      Marketing       $   90,000       5.5%   $   95,000     20%     $   19,000   $  114,000
Saugstad, V       Controller      $   80,000       6.3%   $   85,000     15%     $   12,750   $   97,750
Scardaville, P    Engineering     $   93,800       4.5%   $   98,000     20%     $   19,600   $  117,600
Skulina, J        Controller      $   78,500       4.5%   $   82,000     15%     $   12,300   $   94,300
Smith, M          Manufacturing   $   80,000       3.8%   $   83,000     10%     $    8,300   $   91,300
Stinson, D        Product Line    $   73,800       4.3%   $   77,000     15%     $   11,550   $   88,550
Tomerlin, R       Engineering     $   85,000       5.9%   $   90,000     15%     $   13,500   $  103,500
Tremont, R        Sales           $   48,000       4.2%   $   50,000     10%     $    5,000   $   55,000
Vorderkunz, G     Manufacturing   $   62,400       5.8%   $   66,000     10%     $    6,600   $   72,600
Wissinger, R      Product Line    $   79,000        --    $   79,000     15%     $   11,850   $   90,850
Total                             $1,955,686              $2,043,300             $  319,080   $2,362,380

                                                                         EXHIBIT

                              1998 BOOKINGS TARGETS


AEROCONTROLEX GROUP
Burger, C.                                    $13,178,000

Dratwa, D.                                    $7,645,278

Gambino, V.                                   $2,624,765

Hussel, S.                                    $1,437,157

Lemire, P.                                    $1,239,500

Long, D.                                      $792,287

Riley, J.                                     $27,784,000

Tramont, R.                                   $5,309,000

ADEL WIGGINS GROUP

Beemer, R.                                    $5,865,000

Flynn, B.                                     $6,225,000

Stinson, D.                                   $6,875,000

Wissinger, R.                                 $22,595,000

MARATHON POWER TECHNOLOGIES

McLatcher, D.                                 $12,680,000


                   1994 STAFF INCENTIVE AWARD RECOMMENDATIONS



CORPORATE PERFORMANCE FACTOR
          FY-94 EARNINGS            $10,174,000
          PROGRAM TARGET             $9,947,000

          RECOMMENDED CORPORATE FACTOR =                1.000


GROUP PERFORMANCE FACTORS
          ADELWIGGINS GROUP

          FY-94 EARNINGS             $6,203,000
          PROGRAM TARGET             $6,822,000

          EARNINGS FACTOR =               0.909

          FY-94 AVERAGE ROI               49.1%
          PROGRAM TARGET                  59.1%

          INVEST FACTOR =                 0.831

          GROUP PERFORMANCE FACTOR =                    0.883

          AEROCONTROLEX GROUP

          FY-94 EARNINGS             $3,971,000
          PROGRAM TARGET             $3,125,000

          EARNINGS FACTOR =               1.271

          FY-94 AVERAGE ROI               33.7%
          PROGRAM TARGET                  21.0%

          INVEST FACTOR =                 1.605

          GROUP PERFORMANCE FACTOR =                    1.381

                1994 SENIOR STAFF INCENTIVE AWARD RECOMMENDATIONS


                 94-BASE    INCENTV   TARGET     INDIVL     INCENTV    94-TOTAL
NAME              SALARY     TARGET     AWARD      FACTOR     AWARD       COMP
BALLINGER, N      $73,500      15%     $11,025      0.50     $7,613     $81,113
BUNDY, D          $75,700      15%     $11,355      0.70     $7,021     $82,721

CANNON, C         $90,000      15%     $13,500      0.60     $7,155     $97,155
McMURTREY, G      $70,000      20%     $14,000      0.95    $18,367     $88,367
SAKHAVI, M        $79,500      20%     $15,900      0.40     $5,618     $85,118

DiFRANCO, R       $59,500      15%      $8,925      1.05    $12,941     $72,441
LAUBENTHAL, R     $70,000      20%     $14,000      1.00    $19,333     $89,333
FLOWERS, M        $67,000      20%     $13,400      0.80     $9,470     $76,470

RODRIGUEZ, A      $70,000      20%     $14,000      1.05    $20,300     $90,300
TURRIFF, J        $75,000      20%     $15,000      1.00    $13,251     $88,251

MURG, L           $58,000      10%      $5,800      0.85     $6,808     $64,808

RADEKEVICH, P     $90,000      20%     $18,000      1.00    $18,000    $108,000

TOTAL                                 $154,905             $145,877

              1994 PRODUCT MANAGER INCENTIVE AWARD RECOMMENDATIONS


                          INCENTV              FY-94             BOOKINGS
        NAME               TARGET            BOOKINGS             FACTOR
BURGER, C               $5,630,000           $5,811,000            1.032

IVERSEN, B             $11,742,000          $12,363,000            1.053

KNUROWSKI, R            $1,200,000           $1,180,000            0.983

LUNTZ, M                $3,475,000           $3,925,281            1.130

WATSON, D               $6,173,000           $6,350,000            1.029



                 94-BASE    INCENTV     TARGET     INDIVL    INCENTV    94-TOTAL
      NAME        SALARY     TARGET     AWARD      FACTOR     AWARD       COMP
BURGER, C         $55,000      15%      $8,250      0.95     $8,089     $63,089

IVERSEN, B        $60,000      15%      $9,000      1.05     $9,950     $69,950

KNUROWSKI, R      $64,400      15%      $9,660      1.00     $9,499     $73,899

LUNTZ, M          $40,800      15%      $6,120      1.15     $7,950     $48,750

WATSON, D        $103,000      20%     $20,600      1.00    $21,191    $124,191

TOTAL                                  $53,630              $56,679

                  1994 FIELD SALES COMMISSION/INCENTIVE AWARDS

                BOOKINGS     BOOKINGS   BOOKINGS   EXPECTA-   PAYOUT    TARGET    ACTUAL
NAME             TARGET      ACTUALS     RATIO      TIONS     FACTOR     AWARD    AWARD

DRATWA, D     $4,204,000   $4,838,090     1.151     0.700     1.275     $8,850   $11,287

FLYNN, W      $7,092,000   $5,687,571     0.802     0.750     1.51      $8,250    $9,496

NORWOOD, J    $4,204,000   $4,838,090     1.151     0.000     0.575     $9,000    $5,179

PIWETZ, W     $3,767,000   $5,346,224     1.419     0.500     1.210     $9,000   $10,887

WILP, W       $4,010,000   $5,368,649     1.339     1.000     1.669     $8,700   $14,524

TransDigm Incentive Program - Summary

o     Annual program based on business plan parameters

o Target awards are a percentage of base salary and vary depending on position and responsibilities

o     Target awards are multiplied by a three factor formula

             Actual Incentive Award  =   Target Award

                                         x   Corporate Performance Factor

                                         x   Group Performance Factor

                                         x   Individual Performance Factor

o Corporate Performance Factor is set at the discretion of the Board of Directors, based on the performance of TransDigm.

o     Group Performance Factor is defined by the following measurables:

             Earnings Factor          =   Actual Earnings/Plan

             Investment Factor        =   Actual ROI/Plan

             Bookings Factor          =   Actual Bookings/Plan

      The 1994 Program is based on the following earnings and investment factors:

             Earnings                 =   Group Operating Income
                                          Less
                                          Net Consolidation Expense


             Group                        Business Plan Earnings
             -----                        ----------------------
             Adel Wiggins                 $6,822
             AeroControlex                $3,125
             TransDigm                    $9,947

             ROI                      =   Earnings/Average Group Investment

             Group                        Business Plan ROI
             -----                        -----------------
             AdelWiggins                  59.1%
             AeroControlex                21.0%
             TransDigm                    37.6%

      For Corporate and Group Staff:

             Group Performance Factor =   .67 x Earnings Factor +
                                          .33 Investment Factor
      For Product Managers:

             Group Performance
             Factor                   =   Bookings Factor

o Individual Performance Factor is set at the discretion of the Office of the Chairman

                1995 TransDigm Incentive Program Recommendations

o     Continue program based on Business Plan parameters

o     Continue Target Awards based on position and responsibilities

o     Continue three factor formula, as used in 1994

o     Revise Earnings and ROI targets


                                Earnings                ROI
       Organization             Target                  Target
       ------------             ------                  ------
       AdelWiggins              $8,631                  To Be Established

       AeroControlex            $5,980                  By 12/30/94

       TransDigm                $14,611

               Incentive Staff Base Salary Program Recommendations

                               Fiscal Year - 1995

                                                    Existing   New    Percent      Date
Name                 Position/Location               Base      Base   Increase   Effective
----                 -----------------               ----      ----   --------   ---------
Ballinger, Norman    Controller, AeroControlex        73.5      N.C.    -          -

Bundy, Dale          Controller, AdelWiggins          75.7     78.0     3.0        1/95

Burger, Charles      Product Line, AeroControlex      52.0     54.0     3.8        1/95

Cannon, Cliff        Engineering, AdelWiggins         87.5      N.C.    -          -

DiFranco, Rose       Manufacturing, AeroControlex     59.5     62.8     5.5        1/95

Flowers, Malcolm     Manufacturing, AdelWiggins       67.0     69.0     3.0        1/95

Hussell, Stephen     Product Line, AeroControlex      48.0     49.5     3.0        6/95

Iversen, Bernie      Product Line, AeroControlex      60.0     63.0     5.0        1/95

Knurowski, Robert    Product Line, AdelWiggins        64.4     67.0     4.0        1/95

Laubenthal, Raymond  Manufacturing, AeroControlex     70.0     73.5     5.0        1/95

Luntz, Matt          Product Line, AdelWiggins        40.8     47.0    15.2        1/95

McMurtrey, Gary      Engineering, AeroControlex       70.0     73.2     4.5        1/95

Morand, Verne        Product Line, AdelWiggins        76.0      N.C.    -          -

Murg, Larry          Product Line/QA, AeroControlex   58.0     60.0     3.5        1/95

Rodriguez, Albert    Sales, AeroControlex             70.0     73.5     5.0        1/95

Stinson, Dennis      Product Line, AdelWiggins        65.0     67.6     4.0        1/95

Turriff, John        Sales, AdelWiggins               75.0     78.4     4.5        1/95

Watson, Donald       Product Line, AdelWiggins       103.0    106.0     3.0        1/95

        Field Sales Salary & Commission/Incentive Program Recommendations

                               Fiscal Year - 1995



             `94 Base       %       `95 Base         Incentive         Total
Name          Salary     Increase    Salary       %            $       Amount
----          ------     --------    ------       -            -       ------
D. Dratwa     59,000       4.0       61,400      15%         9,210     70,610

B. Flynn      55,000       9.1       60,000      15%         9,000     69,000

J. Norwood    60,000       4.0       62,400      15%         9,360     71,760

W. Piwetz     61,000       4.0       63,400      15%         9,510     72,910

B. Wilp       58,000       5.2       61,000      15%         9,150     70,150

             293,000       5.1      308,200      15%        46,230    354,430


                 Field Sales Commission/Incentive Structure 1995

Target commission/incentive is 15% of base salary and is made up of two parts:

                                     % of Incentive     % of Salary
                                     --------------     -----------
             Booking Quota           50%                7.5%

             Expectations            50%                7.5%


                    1995 SENIOR STAFF INCENTIVE AWARD PROGRAM


                         95-BASE         INCENTV       TARGET        95-TOTAL
NAME                     SALARY           TARGET       AWARD           COMP
BUNDY, D                 $78,000           15%        $11,700        $89,700
SKULINA, J               $64,000           15%          9,600        $73,600

McMURTREY, G             $73,200           20%        $14,640        $87,840

DiFRANCO, R              $62,800           15%         $9,420        $72,220
LAUBENTHAL, R            $73,500           20%        $14,700        $88,200

RODRIGUEZ, A             $73,500           20%        $14,700        $88,200
TURRIFF, J               $78,400           20%        $15,680        $94,080

MURG, L                  $60,000           10%         $6,000        $66,000

FLOWERS, M               $69,000           15%        $10,350        $79,350

RADEKEVICH, P            $95,000           20%        $19,000       $114,000

TOTAL                                                $125,790

                  1995 PROGRAM MANAGER INCENTIVE AWARD PROGRAM


                       INCENTV      95-BASE     INCENTV    TARGET     95-TOTAL
NAME                   TARGET       SALARY      TARGET      AWARD       COMP
BURGER, C            $6,719,000     $54,000        15%     $8,100     $62,100

HUSSELL, S           $1,450,000     $49,500        10%     $4,950     $54,450

IVERSEN, B          $12,547,000     $63,000        15%     $9,450     $72,450

SUBTOTAL                                                  $22,500

LUNTZ, M            $13,700,000     $47,000        15%     $7,050     $54,050

KNUROWSKI, R         $2,100,000     $67,000        15%    $10,050     $77,050

MORAND, V            $2,500,000     $76,000        15%    $11,400     $87,400

STINSON, D          $12,000,000     $67,600        15%    $10,140     $77,740

WATSON, D            $7,000,000    $106,000        20%    $21,200    $127,200

SUBTOTAL                                                  $59,840


                  Corporate Staff Compensation Recommendations

CORPORATE PERFORMANCE FACTOR

Recommend a corporate performance factor of 1.15 based on:

      -     Sales Growth of 10% (96/95)

      -     EBITDA Growth of 30% (96/95)

      -     Working Capital Reduction of $5.5 Million

      -     Progress of New Market/Product Programs

Recommend Award of 3rd year performance options.

INCENTIVE COMPENSATION RECOMMENDATIONS:

          Name                        Base Salary              Award
          ----                        -----------              -----
          W. Nicholas Howley           $165,000               $85,000

          John D. Peterson, Sr.        $160,000               $25,000

          Peter B. Radekevich          $102,000               $25,000

BASE SALARY PROGRAM RECOMMENDATIONS:

Name                       New Base                Percent         Date
----                       --------                -------         ----
W. Nicholas Howley         $ 175,000               6.0%            1/1/97
John D. Peterson, Sr.      $ 168,000               5.0%            1/1/97
Peter B. Radekevich        $ 108,000               5.8%            1/1/97
Eileen M. Fallon           $  45,000               9.7%            1/1/97

                   1996 TransDigm Incentive Program - Summary

o     Annual program based on business plan parameters

o Target awards are a percentage of base salary and vary depending on position and responsibilities

o     Target awards are multiplied by a three factor formula

        Annual Incentive Award     =    Target Award
                                   x    Corporate Performance Factor
                                   x    Group Performance Factor
                                   x    Individual Performance Factor

o Corporate Performance Factor is set at the discretion of the Board of Directors, based on the performance of TransDigm.

o     Group Performance Factor is defined by the following measurables:

           Earnings Factor         =    Actual Earnings/Plan
         Investment Factor         =    Actual ROI/Plan
           Bookings Factor         =    Actual Bookings/Plan

        The 1996 Program is based on the following earnings and investment factors:

                  Earnings         =    Group Operating Income
                                        Less
                                        Net Consolidation Expense

                     Group              Business Plan Earnings

               AdelWiggins                    $7,852
             AeroControlex                    $7,670
                 TransDigm                   $15,042

                       ROI         =    Earnings/Average Group Investment

                     Group              Business Plan ROI

               AdelWiggins                    60.98%
             AeroControlex                    73.89%
                 TransDigm                    66.74%

                   1996 TransDigm Incentive Program - Summary

                                   (Continued)

      For Corporate and Group Staff:

      Group Performance Factor        =     .67 x Earnings Factor +
                                            .33 x Investment Factor

      For Product Managers and Field Sales:

      Group Performance Factor        =     Bookings Factor

o Individual Performance Factor is set at the discretion of the Office of the Chairman

                       1996 Incentive Program Measurables

AEROCONTROLEX

                   1996 Income    =  $9,354          =        1.220
                   -----------       ------
                1996 Objective    =  $7,670

                      1996 ROI    =  129.97%         =        1.769
                      --------       -------
                1996 Objective    =  73.89%

      Group Performance Factor    =  .667 x INC + .333 x ROI
                                  =  1.40

ADELWIGGINS

                   1996 Income    =  $8,447          =        1.080
                   -----------       ------
                1996 Objective    =  $7,852

                      1996 ROI    =  70.61%          =        1.158
                      --------       ------
                1996 Objective    =  60.98%

      Group Performance Factor    =  .667 x INC + .333 x ROI
                                  =  1.11

CORPORATE

                   1996 Income    =  $17,230         =        1.145
                1996 Objective    =  $15,042

                      1996 ROI    =  92.86%          =        1.391
                      --------       ------
                1996 Objective    =  66.74%

      Group Performance Factor    =  .667 x INC + .333 x ROI
                                  =  1.23

                                  1996 Bookings Performance

       Name              Position        1996 Objective      1996 Bookings      Group Factor
============================================================================================
Burger, C.           AC-Prod Line          $8,230,000          $8,280,000          1.01

Hussel, S.           AC-Prod Line          $4,800,000          $5,440,000          1.13

Iversen, B.          AC-Prod Line         $15,100,000         $16,400,000          1.08


Kleinberger, R.      AW-Prod Line          $4,330,000          $3,260,000          0.87

Luntz, M.            AW-Prod Line         $11,200,000         $12,660,000          1.13

Stinson, D.          AW-Prod Line         $18,800,000         $19,600,000          1.04


Norwood, J.          Field Sales           $5,510,000          $7,840,000          1.42

Dratwa, D.           Field Sales           $4,960,000          $5,390,000          1.09

Piwetz, W.           Field Sales           $4,400,000          $4,270,000          0.97

Flynn, B.            Field Sales           $6,640,000          $6,290,000          0.95

Wilp, B.             Field Sales           $3,880,000          $3,660,000          0.95


                1996 Senior Staff Incentive Award Recommendations

     Name         `96 Base    Incentive    Target     Corporate   Group     Indiv.    Incentive   `96 Total
                   Salary       Target      Award      Factor     Factor    Factor      Award        Comp.
=======================================   =================================================================
Chomko, W.         $88,000      15%       $13,200       1.15       1.11      0.95    $16,000      $104,000
Skulina, J.        $74,000      15%       $11,100       1.15       1.40      1.10    $19,600       $93,600

McMurtrey, G.      $75,800      20%       $15,160       1.15       1.40      0.85    $20,700       $96,500

DiFranco, R.       $65,600      15%        $9,840       1.15       1.40      1.15    $18,200       $83,800
Laubenthal, R.     $80,000      20%       $16,000       1.15       1.40      1.15    $29,600      $109,600
Henderson, R.     $103,000      20%       $20,600       1.15       1.11      1.10    $28,800      $131,800

Rodriguez, A.      $80,000      20%       $16,000       1.15       1.40      1.15    $29,600      $109,600
Turriff, J.        $85,000      20%       $17,000       1.15       1.11      0.80    $17,300      $102,300

Murg, L.           $62,300      10%        $6,230       1.15       1.40      0.85     $8,500       $70,800

Burger, C.         $58,200      15%        $8,730       1.15       1.01      1.05    $10,700       $68,900
Hussell, S.        $52,000      10%        $5,200       1.15       1.13      0.85     $5,800       $57,800
Iversen, B.        $68,600      15%       $10,290       1.15       1.08      1.15    $14,700       $83,300

Kleinberger,       $70,600      15%       $10,590       1.15       0.87      0.90     $9,500       $80,100
R.

Luntz, M.          $52,000      15%        $7,800       1.15       1.13      0.85     $8,600       $60,600
Stinson, D.        $70,600      15%       $10,590       1.15       1.04      1.00    $12,700 *     $83,300
                ----------               --------                                   --------    ----------
Total           $1,085,700               $178,330                                   $250,300    $1,373,100
                ==========               ========                                   ========    ==========

* Discretionary modification of awards

                      1996 - Field Sales Commission Program

                 `96 Base      Target         Group      Individual     Comm.        `96 Total
    Name          Salary        Award        Factor        Factor       Award      Compensation
===============================================================================================
Norwood, J.       $64,000      $9,600         1.42          0.85       $11,500        $75,500

Dratwa, D.        $64,300      $9,700         1.09          1.10       $11,300        $75,600

Piwetz, W.        $65,300      $9,800         0.97          0.90        $9,700        $75,000

Flynn, B.         $64,200      $9,600         0.95          1.00        $9,800        $74,000

Wilp, B.          $63,600      $9,600         0.95          1.00       $10,000        $73,600
                              -------                                  -------

Total                         $48,300                                  $52,300
                              =======                                  =======


                               Changed per Douglas W. Peacock December 13, 1996.

                      1996 - Field Sales Commission Program

                 `96 Base      Target         Group      Individual     Comm.        `96 Total
    Name          Salary        Award        Factor        Factor       Award      Compensation
===============================================================================================

Norwood, J.       $64,000      $9,600         1.42          0.85       $10,900        $74,900

Dratwa, D.        $64,300      $9,700         1.09          1.10       $10,600        $74,900

Piwetz, W.        $65,300      $9,800         0.97          0.90        $9,200        $74,500

Flynn, B.         $64,200      $9,600         0.95          1.00        $9,400        $73,600

Wilp, B.          $63,600      $9,600         0.95          1.00        $9,400        $73,000
                              -------                                  -------

Total                         $48,300                                  $49,500
                              =======                                  =======

                          Senior Staff Base Salary and

                        Incentive Program Recommendations

                               Fiscal Year - 1997

Name              Position       Existing    Percent     New Base    Incent.  Incent.   97 Target
                                   Base      Increase                  %      Target      Comp.
=================================================================================================
Burger, C.        Product Line     $58,200      4.8%      $61,000      15%    $9,200     $70,200

Chomko, W.        Controller       $88,000      2.8%      $90,500      15%   $13,600    $104,100

DiFranco, R.      Manufacturing    $65,600      5.9%      $69,500      15%   $10,400     $79,900

Henderson, R.     Manufacturing   $103,000      5.8%     $109,000      20%   $21,800    $130,800

Hussell, S.       Product Line     $52,000      3.2%      $53,700      10%    $5,400     $59,100

Iverson, B.       Product Line     $68,600      9.3%      $75,000      15%   $11,300     $86,300

Kleinberger, R.   Product Line     $70,600      3.0%      $72,700      15%   $10,900     $83,600

Laubenthal, R.    Manufacturing    $80,000     12.5%      $90,000      20%   $18,000    $108,000

Luntz, M.         Product Line     $52,000      9.6%      $57,000      15%    $8,600     $65,600

McMurtrey, G.     Engineering      $75,800      2.9%      $78,000      --         --     $78,000

Murg, L.          QA               $62,300      2.7%      $64,000      --         --     $64,000

Rodriguez, A.     Sales            $80,000     12.5%      $90,000      20%   $18,000    $108,000

Skulina, J.       Controller       $74,000      6.1%      $78,500      15%   $11,800     $90,300

Stinson, D.       Product Line     $70,600      4.5%      $73,800      15%   $11,000     $84,800

Turriff, J.       Sales            $85,000       --       $85,000      20%   $17,000    $102,000
                                ----------     -----   ----------

Total                           $1,085,700      5.7%   $1,147,700
                                ==========     =====   ==========

                     1996 Field Sales Salary and Commission

                        Incentive Program Recommendations

                                Fiscal Year 1997

                  96 Base        %          97 Base      Incentive     Incentive    97 Total
Name              Salary      Increase       Salary          %          Target    Compensation
==============================================================================================
Dratwa, D.        $64,300       4.4%        $67,000          15%       $10,100      $77,100

Flynn, B.         $64,200       3.7%        $66,600          15%       $10,000      $76,600

Norwood, J.       $64,000       3.4%        $66,200          15%       $10,000      $76,200

Piwetz, W.        $65,300       3.6%        $67,600          15%       $10,100      $76,700

Wilp, B.          $63,600       3.7%        $66,000          15%        $9,900      $75,900
                  -------                   -------                     ------      -------

Total            $321,400                  $333,400                    $50,100     $382,500
                 ========                  ========                    =======     ========

FIELD SALES COMMISSION/INCENTIVE STRUCTURE FOR 1997

The structure will change to the three factor formula applicable to other participants with the bookings ratio used for the group factor. See below.

          Annual Incentive Award     =    Target Award
                                     x    Corporate Performance Factor
                                     x    Bookings Ratio Factor
                                     x    Individual Performance Factor